                CERTIFICATION PURSUANT TO 18U.S.C. SECTION 1350,
                    AS ADOPTED PURSUANT TO SECTION 906 OF THE
                           SARBANES-OXLEY ACT OF 2002



         In connection with the Annual Report on Form 10-K for the period ended November 30, 2002 (the "Report") of Audiovox Corporation (the "Company"), as filed with the Securities and Exchange Commission on the date hereof, I, John J. Shalam, the Chief Executive Officer of the Company certify, to the best of my knowledge, that:

         (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

         (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



s/ John J.  Shalam
-------------------------------------
John J. Shalam
President and Chief Executive Officer
June 2, 2003



                                  Exhibit 99.1

                CERTIFICATION PURSUANT TO 18U.S.C. SECTION 1350,
                    AS ADOPTED PURSUANT TO SECTION 906 OF THE
                           SARBANES-OXLEY ACT OF 2002



         In connection with the Annual Report on Form 10-K for the period ended November 30, 2002 (the "Report") of Audiovox Corporation (the "Company"), as filed with the Securities and Exchange Commission on the date hereof, I, Charles
M. Stoehr, the Chief Financial Officer of the Company certify, to the best of my knowledge, that:

         (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

         (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



s/ Charles M.  Stoehr
--------------------------------
Charles M. Stoehr
Chief Financial Officer
June 2, 2003


                                  Exhibit 99.1